UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2 to
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2007

HOMELIFE, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA	000-1024048	33-0680443
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

1503 South Coast Drive, Suite 204 Costa Mesa, CA	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(714) 241-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(a) Material Agreement made outside the ordinary course of business

On October 23, 2007 (the “Effective Date”), we entered into an Agreement and Plan of Merger (the “Agreement”) with AGDAS Financial Holdings, Inc., a Delaware Corporation, (“AGDAS”), and Andrew Cimerman, an individual. On January 3, 2008, we entered into an Addendum to the Agreement and Plan of Merger (the “Addendum”) which substantially changed the structure of the transaction to make it a share exchange transaction as opposed to the originally contemplated merger. Pursuant to the terms of the Addendum, we shall issue 80,000,000 shares of our common stock to the Moneylogix shareholders in exchange for 100% of the Moneylogix shares of common stock. In addition, Moneylogix will pay to the Company the sum of $250,000 which shall be used to satisfy our current liabilities.

The following are conditions to the closing of the share exchange transaction contemplated by the Addendum and Agreement:

-	Homelife shall have effectuated a 22 for 1 reverse stock split;

-	Homelife shall change its name to Moneylogix Group, Inc.;

-
Homelife shall issue 490,310 shares of common stock (post 22-for-1 reverse stock split) to Mr. Cimerman in consideration for Mr. Cimerman retiring a certain portion of debt we owe him and canceling the 10,000 of our Class A preferred shares held by him. We have agreed that the 490,310 shares to be issued to Mr. Cimerman shall be restricted for a minimum of 24 months. Mr. Cimerman and we have agreed that the 490,310 shares will be restricted for a minimum of 24 months;

Although not a condition to close the share exchange, we expect to transfer the current assets of Homelife to a company owned by Mr. Cimerman in exchange for that company assuming all the current liabilities of Homelife not satisfied upon closing and Mr. Cimerman cancelling the remainder of the debt owed to him by us after the issuance of the 490,310 shares of common stock listed above. This Spin-Off has not yet occurred.

As of February 20, 2008, the Agreement has not closed, however, we expect the Agreement to close by the end of March, 2008.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On January 29, 2008, we filed with the Secretary of State for the State of Nevada a Certificate of Amendment to our Certificate of Incorporation changing our name to “Moneylogix Group, Inc.” A copy of the Certificate of Amendment to Articles of Incorporation is attached hereto as Exhibit 3.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

2.1	Agreement and Plan of Merger, dated October 23, 2007, among the Company, AGDAS, and Andrew Cimerman. (incorporated herein by reference to the Form 8K filed by the Company on November 26, 2007)

2.2	Addendum to the Agreement and Plan of Merger, dated January 3, 2008, among the Company, AGDAS, and Moneylogix

3.1	Articles of Incorporation (incorporated herein by reference to the Form 10-SB filed by the Company on November 2, 1999)

3.2	Certificate of Amendment to Certificate of Incorporation changing the corporate name filed with the Secretary of State of Nevada

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMELIFE, INC.

Dated: February 20, 2008	By:	/s/ Andrew Cimerman
Andrew Cimerman
President, Chief Executive Officer, and Chairman of Board of Directors